Exhibit 99.3

1 Q2 2025 Update Presentation August 14, 2025 Moving Infrastructure Forward

SAFE HARBOR STATEMENT This presentation is for informational purposes only and contains forward - looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 , as amended . Such forward - looking statements include statements concerning anticipated future events and expectations that are not historical facts . All statements, other than statements of historical fact, are statements that could be deemed forward - looking statements . In addition, forward - looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward - looking . Forward - looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects . There can be no assurance that future developments will be those that have been anticipated . Actual results may vary materially from those expressed or implied by forward - looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others : (1) the ability to mine bitcoin profitably ; (2) our ability to attract additional customers to lease our HPC data centers ; (3) our ability to perform under our existing data center lease agreements ; (4) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates ; (5) the ability to implement certain business objectives, including its bitcoin mining and HPC data center development, and to timely and cost - effectively execute related projects ; (6) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to expansion or existing operations; (7) adverse geopolitical or economic conditions, including a high inflationary environment, the implementation of new tariffs and more restrictive trade regulations ; (8) the potential of cybercrime, money - laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break - down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow the business and operations of TeraWulf ; and (10) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”) . Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date on which they were made . TeraWulf does not assume any obligation to publicly update any forward - looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation . Investors are referred to the full discussion of risks and uncertainties associated with forward - looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www . sec . gov .  2

WULF: The Power of Infrastructure

Leading the Convergence of Compute and Energy

HPC Hosting | ~900 MW

- ✓ 72.5 MW contracted to Core42 (online 2025)
- ✓ 250.0 MW contracted to Fluidstack (online 2026)

- ✓ 800-850 MW of capacity available for future contracts
  - ✓ 400-450 MW at Lake Mariner
  - ✓ 400 MW at Cayuga

- ✓ Scalable growth: Expect to deploy 150-200 MW of new HPC capacity per year

Bitcoin Mining | ~250 MW

- ✓ 250 MW in current operation
- ✓ Maintaining ~10 EH/s in 2H 2025

- ✓ Well-positioned for profitability given favorable power costs and industry-leading fleet efficiency
- ✓ Retain flexibility to redeploy mining capacity to HPC

➢ ***1,150 MW of scalable capacity across purpose-built sites***

➢ ***Dual-redundant power and fiber***

➢ ***Powered by low-cost, predominantly zero-carbon energy***

TERAWULF

Note: MW figures represent gross capacity.

3

Investment Highlights Strategic Advantages of TeraWulf’s Digital Infrastructure Platform Proven Execution by Seasoned Builders and Operators • Deep expertise in energy infrastructure development • Proven track record of delivering complex infrastructure projects • WULF Den operational (June 2025); CB1 generating revenue (August 2025); CB - 2 on track for Q4 delivery HPC - Ready Infrastructure • Industrial - scale, high - density compute sites • Infrastructure co - located with redundant high - speed fiber, water, and access to clean power • Ability to convert existing BTC capacity for AI and HPC workloads Vertically Integrated, Scalable Platform • 800 - 850 MW available capacity across two sites • Effective control of land, power, and construction timelines • Designed for dynamic workloads (AI, HPC, Bitcoin mining) 4

2025 Highlights: Disciplined Growth & Consistent Execution

core42
A G42 company

Fluidstack
Google

TERAWULF

Deliver Core42 Capacity

- ✓ *WULF Den began recording revenue in July*
- ✓ *CB-1 will begin recording revenue mid-August*
- ✓ *CB-2 on track for Q4 delivery*

Secure Next HPC Tenant & Finance Build

- ✓ *10-year, $3.7Bn hyperscale lease with Fluidstack*
- ✓ *Google backstops $1.8Bn of Fluidstack's lease obligations*

Expand HPC Pipeline

- ✓ *Cayuga site unlocks 400 MW of scalable HPC capacity*

TERAWULF
5

TeraWulf Executes Hyperscale Lease with Fluidstack

200+ MW at Lake Mariner | ~$3.7Bn in Contracted Revenue

200+ MW Critical IT Load Under Contract at Lake Mariner (CB-3 & CB-4)	**~$3.7Bn Contract Value** Over Initial 10-Year Terms	**10-Year Extension Options** Could Add Additional ~$5Bn in Revenue
$1.8Bn Google Backstop of Fluidstack Obligations in Support of Project Debt	**Google 8% WULF Stake Pledged to Lenders** Supports Construction and Aligns TeraWulf with a Leading Cloud and AI Company	**~85% NOI Margin** Implies ~$315MM of Annual Site Net Operating Income

Fluidstack has 30-day exclusivity on **further expansion at Lake Mariner with CB-5 (160 MW)*

Cumulative Delivery Timeline

42 MW | 200+ MW

2H 2025 | 1H 2026 | 2H 2026



TERAWULF

Note: MW figures represent critical IT load.

6

TeraWulf Secures Cayuga Site

80-Year Lease Unlocks 400 MW of HPC-Ready Capacity




C

Cayuga is located in
NYISO Zone C



Cayuga fortifies TeraWulf's hyperscale-grade HPC platform

Estimated Buildout Timeline

Phase I	Phase II	Phase III
+138 MW (2027)	+162 MW (2028) → 300 MW total	+100 MW (2029) → 400 MW total

TERAWULF

Site Highlights

- ✓ ***80-yr lease*** *for 183 acres in Lansing, NY (NYISO Zone C)*
- ✓ *Access to* ***138 MW of low-cost power*** *in 2027*
- ✓ ***Scalable to 400 MW*** *with phased buildout*
- ✓ ***Dual, high-speed fiber*** *paths*
- ✓ *Triple* ***redundant 115kV transmission*** *lines to onsite substation*
- ✓ *Region draws* ***~90% zero-carbon*** *power*
- ✓ *Lease approved by Special Committee of the Board*



7

Proven Execution at Scale

Decades-Long Track Record in Power & Compute Infrastructure

Team Led Successful Interconnection, Permitting, Construction and Operation at Every Site

2020



- ***Big Horn Data***
- *Hardin, MT*
- *100 MW BTC mining operation*

2022



- ***Lake Mariner***
- *Barker, NY*
- *700 MW former coal plant site transformed into a digital infrastructure campus*

2023



- ***Nautilus Cryptomine*** [(1)]
- *Berwick, PA*
- *200 MW behind-the-meter deployment with 2.5 GW Susquehanna nuclear plant*

2025



- ***Lake Mariner***
- *Barker, NY*
- ***Core42** lease for 72.5 MW*
- ***Fluidstack** lease for 250 MW*



- ***Cayuga (Lake Hawkeye)***
- *Lansing, NY*
- *Development of 400 MW data center campus*

- **Seasoned executive team** with decades of experience in power infrastructure development and energy market operations
- **600 MW+ of digital infrastructure built** and operated to date
- Multi-tenant site with **Core42** and **Fluidstack** at Lake Mariner
- Deep experience in **grid interconnection**, **power procurement** **and** mission-critical **infrastructure delivery**



TERAWULF

(1) The Nautilus Cryptomine was a joint venture with Talen Energy, in which TeraWulf sold its equity interest to Talen in October 2024.

8

Q2 2025 Financial Snapshot Power Prices and Weather - Related Operating Conditions Stabilized and Improved Comments Amount Metric » Represents a 53% increase YoY 12.2 EH/s End of Period Hash Rate » Implies 5.3 BTC per day, up 29% QoQ 485 Bitcoin Mined » June heat wave in the Northeast drove higher power prices $0.053/kWh Power Cost » Value per mined BTC (Non - GAAP); up 34% YoY to ~$98K (1) $47.6 million Revenue » Profitable BTC mining supported higher SG&A tied to HPC build $14.5 million Non - GAAP Adjusted EBITDA » Excludes $1.4M of restricted cash $90.0 million Cash & Cash Equivalents » Includes $500M Convertible Notes issued in Oct 2024 $410.0 million Net Debt (1) Calculated using the weighted average of the opening BTC price for each day on which the mined BTC was earned . 9

WULF Quarterly Performance Strongest Quarterly EBITDA Since April 2024 Halving 555 423 372 485 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Bitcoin Mined (# BTC) 10.0 9.7 12.2 12.2 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Ending Operating Capacity (EH/s) 1 $17.0 $15.3 $9.9 $25.5 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Non - GAAP Gross Profit ($M) 2 $6.0 $2.5 ($4.7) $14.5 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Non - GAAP Adjusted EBITDA ($M) Note: results prior to October 2024 include impact of TeraWulf’s equity interest in the Nautilus JV. (1) Nameplate capacity is 12.8 EH/s; however, targeted operating capacity is 12.2 EH/s, reflecting miner spacing optimization. (2) Calculated as Revenue less Cost of Revenue (exclusive of depreciation, inclusive of demand response proceeds). » 29% increase in BTC mined QoQ » 26% increase in hash rate following energization of MB - 5 in late Q1/early Q2 2025 10

Q2 2025 Capital Allocation Targeted HPC hosting buildout for initial tenant deployment (1) Reflects planned capex spend for 72.5 MW of gross contracted HPC hosting capacity for Core42. (2) Includes electrical capital expenditures required to expand power draw at the Lake Mariner facility from 250 MW to 500 MW . (3) Includes $1.4M of restricted cash. $218 $5 ($17) ($75) ($29) ($7) ($3) Cash as of Q1'25 FCF in Q2'25 NWC Impact Core42 Buildout CB - 3 Construction Site Infrastructure BTC Mining Capex Cash as of Q2'25 $0 $50 $100 $150 $200 $250 11 $91 (1) (2) (3)

72.5 72.5 72.5 72.5 72.5 72.5 250 250 250 250 250 ~175 ~350 ~525 ~700 72.5 322.5 ~500 ~675 ~850 ~1,025 0 200 400 600 800 1,000 1,200 2025 2026 2027 2028 2029 2030 Core42 Fluidstack Future Deployment - Cumulative Total Leased Capacity 322.5 MW Available Capacity 800 – 850 MW Illustrative HPC Hosting Timeline 12 » Total Capacity: 1,150 MW (gross) ▪ Lake Mariner: 750 MW ▪ Cayuga: 400 MW » Leased Capacity: 322.5 MW ▪ Core42: 72.5 MW in 2025 ▪ Fluidstack : 250 MW in 2026 » Available Capacity: 800 – 850 MW ▪ Expect 150 - 200 MW of new deployments annually Note: MW figures represent gross capacity. Future deployment figures assume an incremental average of 175 MW annually and are subject to customer demand and regulatory approvals for power draw beyond existing interconnection agreements. Expect 150 – 200 MW of incremental HPC deployments annually Capacity Overview

APPENDIX 13

Projected Fixed Operating Cost Range of $84 – $94 million 2025 Fixed Operating Cost Guidance Updated Guidance Prior Guidance 2025E Fixed Costs $50 - 55 million $40 - 45 million SG&A $20 - 25 million $20 - 25 million Operating Expense $14 million $14 million Convertible Notes Interest $84 – 94 million $74 – 84 million Total 14

Cash Cost to Mine BTC (1) Assumes 4% ancillary load. (2) Actual hash rate through Q2 2025. Projected hash rate for Q3 - Q4 2025E factors in ~86% availability. (3) Estimated power cost of $0.05/kWh at Lake Mariner for Q2 – Q4 2025, based on the NYISO Zone A forward power curve as of August 5, 2025 . (4) Estimated annual operating costs allocated to BTC mining at Lake Mariner . 2025 FYE Q3 – Q4 2025E Q2 2025A Q1 2025A Market Inputs: 930 930 Network Hash Rate (EH/s) 2.0% 2.0% Transaction Fees (%) Operating Inputs: 18.0 18.0 Miner Efficiency (J/TH) [1] 9.7 10.5 10.3 7.3 Average Hash Rate (EH/s) [2] 1,811 954 485 372 Total BTC Mined $/PH/Day $/BTC $ in 000’s $/PH/Day $/BTC $ in 000’s $/PH/Day $/BTC $ in 000’s $/PH/Day $/BTC $ in 000’s $25 $48,866 $88,496 $22 $43,867 $41,849 $24 $45,555 $22,094 $37 $66,063 $24,553 Power Cost [3] $3 $6,222 $11,268 $3 $6,519 $6,219 $3 $5,860 $2,842 $3 $5,932 $2,207 Operating Expense [4] $28 $55,088 $99,764 $25 $50,386 $48,068 $27 $51,415 $24,936 $41 $71,930 $26,760 Total Cash Cost to Mine 15

Q2 2025 Statement of Operations

	Three Months Ended June 30,		Six Months Ended June 30,	
	2025	2024	2025	2024
Revenue	$ 47,636	$ 35,574	$ 82,041	$ 78,007
Costs and expenses:				
Cost of revenue (exclusive of depreciation shown below)	22,094	13,918	46,647	28,326
Operating expenses	2,039	797	3,183	1,582
Operating expenses – related party	1,475	875	3,223	1,763
Selling, general and administrative expenses	9,996	9,113	56,569	21,402
Selling, general and administrative expenses – related party	4,292	2,803	7,863	5,423
Depreciation	18,786	14,133	34,360	29,221
(Gain) loss on fair value of digital currency, net	(887)	700	(17)	(629)
Change in fair value of contingent consideration	1,600	–	1,600	–
Loss on disposals of property, plant, and equipment	3,831	–	3,831	–
Total costs and expenses	63,226	42,339	157,259	87,088
Operating loss	(15,590)	(6,765)	(75,218)	(9,081)
Interest expense	(4,012)	(5,325)	(8,061)	(16,370)
Loss on extinguishment of debt	–	–	–	(2,027)
Interest income	1,232	447	3,491	947
Loss before income tax and equity in net income of investee	(18,370)	(11,643)	(79,788)	(26,531)
Income tax benefit	–	–	–	–
Equity in net income of investee, net of tax	–	767	–	6,042
Net loss	$ (18,370)	$ (10,876)	$ (79,788)	$ (20,489)
Loss per common share:				
Basic and diluted	$ (0.05)	$ (0.03)	$ (0.21)	$ (0.07)
Weighted average common shares outstanding:				
Basic and diluted	386,895,095	340,662,826	385,032,650	315,714,178

TERAWULF

Note: All values in thousands except number of shares and loss per common share

16

Note: In thousands, except number of shares, per share amounts and par value 17 December 31, 2024 June 30, 2025 ASSETS CURRENT ASSETS: $ 274,065 $ 89,993 Cash and cash equivalents 475 1,172 Accounts receivable 476 — Digital currency 2,493 2,939 Prepaid expenses 3,799 4,524 Other receivables 123 487 Other current assets 281,431 99,115 Total current assets 411,869 604,760 Property, plant and equipment, net — 54,457 Goodwill 85,898 92,735 Operating lease right - of - use asset 7,285 7,114 Finance lease right - of - use asset — 1,425 Restricted cash 1,028 8,802 Other assets $ 787,511 $ 869,408 TOTAL ASSETS December 31, 2024 June 30, 2025 LIABILITIES AND STOCKHOLDERS' EQUITY CURRENT LIABILITIES: $ 24,382 $ 38,834 Accounts payable 16,520 20,929 Accrued construction liabilities 4,552 4,078 Accrued compensation 2,559 2,292 Accrued interest 2,414 6,135 Other accrued liabilities 1,391 15 Other amounts due to related parties — 687 Deferred revenue — 30,000 Contingent consideration liabilities — 47,716 Current portion of deferred rent liability 25 616 Current portion of operating lease liability 2 2 Current portion of finance lease liability 51,845 151,304 Total current liabilities — 42,284 Deferred rent liability, net of current portion 3,427 11,255 Operating lease liability, net of current portion 292 290 Finance lease liability, net of current portion 487,502 488,716 Convertible notes — 1,227 Other liabilities 543,066 695,076 TOTAL LIABILITIES STOCKHOLDERS' EQUITY: 9,273 9,273 Preferred stock, $0.001 par value; 100,000,000 authorized at June 30, 2025 and December 31, 2024; 9,566 issued and outstanding at June 30, 2025 and December 31, 2024; aggregate liquidation preference of $13,248 and $12,609 at June 30, 2025 and December 31, 2024, respectively 404 415 Common stock, $0.001 par value; 600,000,000 authorized at June 30, 2025 and December 31, 2024; 414,599,543 and 404,223,028 issued and outstanding at June 30, 2025 and December 31, 2024, respectively 685,261 728,217 Additional paid - in capital (118,217) (151,509) Treasury stock at cost, 24,468,750 and 18,568,750 at June 30, 2025 and December 31, 2024, respectively (332,276) (412,064) Accumulated deficit 244,445 174,332 Total stockholders' equity $ 787,511 $ 869,408 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY Q2 2025 Balance Sheet

Q2 2025 Non-GAAP Adjusted EBITDA Reconciliation

RECONCILIATION OF NET LOSS TO NON-GAAP ADJUSTED EBITDA	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Net loss	**$ (18,370)**	**$ (10,876)**	**$ (79,788)**	**$ (20,489)**
Adjustments to reconcile net loss to non-GAAP Adjusted EBITDA:				
Equity in net income of investee, net of tax	–	(767)	–	(6,042)
Distributions from investee, related to Nautilus	–	7,065	–	19,087
Income tax benefit	–	–	–	–
Interest income	(1,232)	(447)	(3,491)	(947)
Loss on extinguishment of debt	–	–	–	2,027
Change in fair value of contingent consideration	1,600	–	1,600	–
Interest expense	4,012	5,325	8,061	16,370
Loss on disposals of property, plant, and equipment	3,831	–	3,831	–
Depreciation	18,786	14,133	34,360	29,221
Amortization of right-of-use asset	750	251	1,435	503
Stock-based compensation expense	1,304	4,842	39,978	11,773
Related party expense settled with respect to common stock	2,375	–	2,375	–
Acquisition-related transaction costs	1,475	–	1,475	–
Non-GAAP Adjusted EBITDA	**$ 14,531**	**$ 19,526**	**$ 9,836**	**$ 51,503**

Note: All values in thousands. The Company presents adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States ("GAAP"). We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superior to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading "Non-GAAP Measure" commencing on page 36, under Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Dec 31, 2024, Form 10-K.

TERAWULF

18